                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09749
                                                     ---------


                         Lifetime Achievement Fund, Inc.
                              15858 West Dodge Road
                                    Suite 310
                                 Omaha, NE 68118
                        --------------------------------
                    (Address of principal executive offices)

                        Manarin Investment Counsel, Ltd.
                              15858 West Dodge Road
                                    Suite 310
                                 Omaha, NE 68118
                        --------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (402) 330-1166
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2004
                                               -------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2004

                        (Lifetime Achievement Fund Logo)

                        LIFETIME ACHIEVEMENT FUND, INC.
                        15858 West Dodge Road, Suite 310
                             Omaha, Nebraska 68118
                                 (402) 330-1166

TABLE OF CONTENTS

                         Letter from the President...................................    2
                         Performance Summary.........................................    4
                         Expense Example.............................................    5
                         Schedule of Investments.....................................    6
                         Statement of Assets and Liabilities.........................    7
                         Statement of Operations.....................................    8
                         Statement of Changes in Net Assets..........................    9
                         Financial Highlights........................................   10
                         Notes to Financial Statements...............................   11

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

(Roland R. Manarin Photo)

       Roland R. Manarin

LETTER FROM THE PRESIDENT

Dear Shareholders,

     The first half of the year was marked by news of the war on terror, rising oil prices, and the fear of interest rate increases. This news left the Lifetime Achievement Fund, Inc. (the "Fund") with a small decline of -0.87% (without sales load) for the six months ended June 30th, 2004.

     While Wall Street has been focused on the daily news, corporate profits have been increasing nicely (1st quarter 2004 earnings were up 25% over the 1st quarter of 2003). This is leading to better stock valuations. The Federal Reserve uses a valuation model that compares the earnings yield (Earnings/Price) to the 10-year treasury bond yield, currently this model shows the S&P 500(R) Index is more than 20% undervalued. The economy is also continuing to improve and as a result, the nation has added over a million jobs in the last six months.

     As we get closer to the November elections, the mudslinging will continue to get worse. The media will focus on the bad news, as always. The good news is that over the long-term stock prices aren't driven by the daily news, but by their ability to grow company earnings.

     Early in 2004, we used the Fund's net inflows to pay down the loan we had taken out during the market lows of 2002. We will continue to evaluate market conditions to determine how and when to pay off the remaining loan (less than 5% of total assets). During the 2nd quarter, gold had declined to a 7-month low, so we took the opportunity on May 10th to add gold-mining shares to bring our hedge position back to around 7%. Also, we took advantage of a drop in Level 3's stock price to add a small amount to the portfolio. High-speed data transmission is in our future, and we think Level 3 is well positioned to profit from the coming change. The unknown is how long we'll have to wait (for those of you that are concerned about Level 3, just remember that if it had gone to zero in 2003, the Fund's overall performance still would have been competitive with the S&P 500(R) Index total return).

     For the next two years, we are very bullish on the stock market:

     - There are more Americans working today than at any other time in history (the media won't tell you the facts; they don't want Bush to be re-elected).

     - The money supply (see chart A) has grown by a record amount in the last five months, indicating a renewed bull market. After a long three-year bear market, we believe the stage is set for an extended bull market. Never bet against the Fed.

     - Bush's targeted tax cuts stimulated business growth, which we expect to be the driving force of the coming bull market.

     - Earnings are projected to reach record highs this year.

     We feel that the Wall Street crowd is underestimating the size of the next bull market run. As time and world events continue to unfold, we believe our investments should do very well. Enjoy the summer!

Sincerely,

/s/ Roland Manarin

Roland Manarin
President, Treasurer and Director

P.S. Recently, the mutual fund industry has come under intense scrutiny that has led to more regulation by the SEC. The goal of the SEC is to enhance investor protection; we applaud this goal and are responding to these regulatory developments. However, for smaller mutual funds like Lifetime Achievement Fund, the increased regulation breeds increased costs from service providers, such as legal and audit, which can (and we think will) reduce total return.

     As of March 31, 2004, Lifetime Achievement Fund's investments in other mutual funds provided exposure to the following companies, based on information provided by Principia Pro, a mutual fund tracking service that collects and reports information regarding mutual fund investment portfolios.

TOP 50 STOCK POSITIONS
Level 3 Communications
AG Edwards
Pfizer
Berkshire Hathaway Class A & B
Washington Mutual
Liberty Media
Fannie Mae
American International Group
Old Republic International
Procter & Gamble
Freddie Mac
British American Tobacco
Commonwealth Industries
Becton Dickinson
Abbott Laboratories
Ariad Pharmaceuticals
OMI
Park Place Entertainment
SoftBrands
Brown Shoe
Comcast Corporation
White Mountains Insurance
Citigroup
Roper Industries
RTI International Metals
U.S. Bancorp
Washington Post
Host Marriott
Reynolds & Reynolds
Telephone and Data Systems
Akzo Nobel Nv
Circor International
International Paper
Peabody Energy
Sara Lee
Standard Commercial
Stelmar Shipping
Wheaton River Minerals
Arthur J. Gallagher & Co.
Cadbury Schweppes
Countrywide Financial
Haggar
Hardine
Superior Industries International
United States Steel
Aztar
Bristol-Myers Squibb
Family Dollar Stores
General Electric
Hillenbrand Industries

TOP 10 GOLD-MINING STOCKS
Newmont Mining
Barrick Gold
Placer Dome
Anglogold ADR
Harmony Gold Mining
Anglo Amer
Ashanti Goldfields ADR
Impala Platinum Hldgs
Newcrest Mining
Meridian Gold

MONEY-SUPPLY GROWTH (CHART A)

                                  [LINE GRAPH]
Money Zero Maturity (MZM)
Source: St. Louis Federal Reserve

      Please note that Lifetime
      Achievement Fund has
      the NASDAQ
      symbol LFTAX.

LIFETIME ACHIEVEMENT FUND, INC.
PERFORMANCE SUMMARY
(Unaudited)

As of June 30, 2004

 TOTAL RETURNS*

------------------------------------------------------------------------------------------
                                              CALENDAR                SINCE INCEPTION
                                            YEAR-TO-DATE    1 YEAR     (JULY 5, 2000)
------------------------------------------------------------------------------------------
 Lifetime Achievement Fund with 2.50%
  sales load                                   -3.40%       14.70%         -5.40%
------------------------------------------------------------------------------------------
 Lifetime Achievement Fund without 2.50%
  sales load                                   -0.87%       17.58%         -4.79%
------------------------------------------------------------------------------------------
 MSCI World Index                               3.52%       24.00%         -5.11%
------------------------------------------------------------------------------------------
 MSCI U.S. Index                                2.84%       18.11%         -5.88%
------------------------------------------------------------------------------------------
 S&P 500(R) Index                               3.44%       19.11%         -4.45%
------------------------------------------------------------------------------------------
 NASDAQ Composite Index                         2.43%       26.79%        -14.94%
------------------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN THE FUND SINCE
                        INCEPTION AND COMPARABLE INDICES
               (INCLUDES 2.50% MAXIMUM SALES LOAD FOR THE FUND)*
                                  [LINE GRAPH]

                                    LIFETIME                                                                         NASDAQ
                                   ACHIEVEMENT         MSCI WORLD        MSCI U.S. INDEX    S&P 500(R) INDEX     COMPOSITE INDEX
                                  FUND - $8,014      INDEX - $8,111          -$7,854             -$8,341             -$5,243
                                  -------------      --------------      ---------------    ----------------     ---------------
Jul-00                              10000.00            10000.00            10000.00            10000.00            10000.00
Sep-00                               9502.93             9416.19             9675.55             9903.17             9264.31
Dec-00                               8163.16             8833.55             8826.56             9128.23             6235.41
Mar-01                               7248.49             7699.01             7793.19             8046.07             4648.33
Jun-01                               7218.99             7902.04             8249.95             8516.95             5463.22
Sep-01                               5822.40             6766.15             7039.25             7266.88             3792.04
Dec-01                               6594.46             7347.39             7732.79             8043.38             4938.52
Mar-02                               6856.23             7372.45             7745.49             8065.57             4676.88
Jun-02                               6433.38             6699.67             6633.82             6984.94             3711.74
Sep-02                               5537.33             5468.29             5481.18             5778.23             2976.26
Dec-02                               6010.52             5886.28             5947.40             6265.78             3394.88
Mar-03                               5617.88             5588.52             5760.59             6068.41             3414.44
Jun-03                               6815.95             6540.61             6649.52             7003.11             4135.39
Sep-03                               7117.99             6857.03             6811.56             7188.17             4558.03
Dec-03                               8084.51             7835.01             7636.88             8063.42             5118.49
Mar-04                               8185.19             8040.32             7735.19             8199.96             5100.38
Jun-04                               8014.03             8110.55             7853.62             8341.11             5243.06



* The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Morgan Stanley Capital International (MSCI) U.S. Index is designed to measure equity performance in the United States.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The Nasdaq Stock Market.

All indices are unmanaged and an investor cannot invest directly in an index.

 4   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
EXPENSE EXAMPLE
(Unaudited)

For the Six Months Ended June 30, 2004

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/04 - 6/30/04).

ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE

-------------------------------------------------------------------------------------------
                                      BEGINNING         ENDING          EXPENSES PAID
                                    ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                       1/1/04           6/30/04       1/1/04 - 6/30/04
-------------------------------------------------------------------------------------------
 Actual                                $1,000           $  991               $8
-------------------------------------------------------------------------------------------
 Hypothetical (5% return before
  expenses)                             1,000            1,050                8
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 0.4973 (to reflect the one-half year period)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.       5

LIFETIME ACHIEVEMENT FUND, INC.
SCHEDULE OF INVESTMENTS
(Unaudited)

June 30, 2004

NAME OF SECURITY                    SHARES                 VALUE
MUTUAL FUNDS: 94.4%
------------------------------
Alger Capital Appreciation
  Portfolio - Class A*             263,795           $ 2,215,876
Alger MidCap Growth
  Portfolio - Class A*             291,459             2,419,107
Alger Small Capitalization
  Portfolio - Class A*             745,606             3,280,667
Buffalo Small Cap Fund               4,717               120,750
Franklin Balance Sheet
  Investment Fund - Class A         68,836             3,568,452
Franklin Gold and Precious
  Metals Fund - Class A            205,883             3,318,841
Franklin Large Cap Value
  Fund - Class A                   217,880             3,004,569
Franklin MicroCap Value Fund -
  Class A                          185,683             6,445,065
Franklin Mutual Discovery
  Fund - Class A+                  201,863             4,313,806
Franklin Mutual European
  Fund - Class A                    95,577             1,662,084
Franklin Rising Dividends
  Fund - Class A                    93,089             2,877,366
Franklin Small Cap Value
  Fund - Class A*                  127,956             4,272,437
Isabelle Small Cap Value
  Fund - Institutional Class*       72,746             1,104,277
Isabelle Small Cap Value
  Fund - Investor Class*           218,888             3,261,433
OCM Gold Fund                      188,982             2,016,442
Pioneer Mid-Cap Value Fund -
  Class A                          122,804             3,094,657
Pioneer Small-Cap Value Fund -
  Class A                          101,461             3,154,408
Templeton Developing Markets
  Trust - Class A                  234,681             3,527,255
Templeton Growth Fund, Inc. -
  Class A+                         323,096             6,982,113
Weitz Partners Value Fund          128,809             2,846,669
                                                ----------------
Total Mutual Funds
  (Cost: $50,974,588)                                 63,486,274
                                                ----------------
EQUITY SECURITIES: 10.6%
------------------------------
FINANCIALS: 2.8%
A.G. Edwards, Inc.+                 55,450             1,886,963

INFORMATION TECHNOLOGY: 0.2%
SoftBrands, Inc.*                  132,752               159,302

TELECOMMUNICATION
  SERVICES: 7.6%
Level 3 Communications, Inc.*    1,429,725             5,075,524
                                                ----------------
Total Equity Securities
  (Cost: $17,851,416)                                  7,121,789
                                                ----------------

                                 PRINCIPAL
NAME OF SECURITY                    AMOUNT                 VALUE
SHORT-TERM INVESTMENTS: 0.1%
------------------------------
UMB Bank, n.a., Money Market
  Fiduciary                     $   69,853      $         69,853
                                                ----------------
Total Short-Term Investments
  (Cost: $69,853)                                         69,853
                                                ----------------
TOTAL INVESTMENTS: 105.1%
  (Cost: $68,895,857)                                 70,677,916
LIABILITIES, LESS OTHER ASSETS: (5.1)%                (3,404,317)
                                                ----------------
NET ASSETS: 100.0%                              $     67,273,599
                                                ================

Footnotes:
----------
*    Non-income producing security.
+ As of June 30, 2004, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $11,227,580 as of June 30, 2004. See Note 5 to the Financial Statements.

Commencing in November of 2004, the Fund will file its complete schedule of investments at the end of the third quarter with the SEC on Form N-Q and thereafter will file the schedules on Form N-Q for the first and third quarters of each fiscal year. The Forms N-Q will be available on the SEC's website at http://www.sec.gov and or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 6   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

June 30, 2004

ASSETS
  Investments at value (cost $68,895,857)                     $   70,677,916
  Interest and dividends receivable                                   25,889
  Other assets                                                         3,182
                                                              --------------
    Total assets                                                  70,706,987
                                                              --------------
LIABILITIES
  Loan payable                                                     3,306,000
  Distribution fees payable                                           41,075
  Management fee payable                                              40,843
  Interest payable                                                     6,539
  Other accrued expenses                                              38,931
                                                              --------------
    Total liabilities                                              3,433,388
                                                              --------------
NET ASSETS                                                    $   67,273,599
                                                              ==============
NET ASSETS CONSIST OF:
  Paid-in-capital                                             $   75,458,442
  Undistributed net investment loss                                 (425,325)
  Undistributed net realized loss on investments                  (9,541,577)
  Net unrealized appreciation on investments                       1,782,059
                                                              --------------
NET ASSETS                                                    $   67,273,599
                                                              ==============
  Capital stock, $.001 par value:
    Authorized                                                 1,000,000,000
    Issued and outstanding                                         8,452,057
                                                              ==============
  Net asset value and redemption price per share
    (net assets/shares outstanding)                           $         7.96
                                                              ==============
  Maximum offering price per share
    (net asset value, plus 2.56% of net asset value or 2.50%
    of offering price)                                        $         8.16
                                                              ==============

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS. 7

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF OPERATIONS
(Unaudited)

For the Six Months Ended June 30, 2004

INVESTMENT INCOME
  Dividends from mutual funds                                 $    72,881
  Dividends from securities                                        17,744
  Interest                                                            896
                                                              -----------
  Total investment income                                          91,521
                                                              -----------
EXPENSES
  Management fees                                                 249,387
  Distribution fees                                                83,129
  Administrative and fund accounting fees                          54,700
  Interest expense                                                 41,255
  Transfer agent fees and expenses                                 39,342
  Professional fees                                                20,562
  Custody fees                                                     11,793
  Reports to shareholders                                          11,244
  Federal and state registration fees                               2,019
  Directors' fees                                                     872
  Miscellaneous expenses                                            2,543
                                                              -----------
  Total expenses                                                  516,846
                                                              -----------
NET INVESTMENT LOSS                                              (425,325)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Capital gain distributions from mutual funds                     12,636
  Net realized loss on investments                               (116,109)
  Change in unrealized appreciation/depreciation on
    investments                                                  (123,872)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ (652,670)
                                                              ===========

 8   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED                 YEAR ENDED
                                                              JUNE 30, 2004            DECEMBER 31,
                                                               (UNAUDITED)                 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                         $  (425,325)            $  (386,457)
  Capital gain distributions from mutual funds                     12,636                 130,330
  Net realized gain (loss) on investments                        (116,109)                717,312
  Change in unrealized appreciation/depreciation on
    investments                                                  (123,872)             16,075,410
                                                             ---------------------------------------
    Net increase (decrease) in net assets resulting from
     operations                                                  (652,670)             16,536,595
                                                             ---------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                  3,840,360               6,067,692
  Redemption of shares                                         (1,945,873)             (3,120,156)
                                                             ---------------------------------------
    Net increase from capital share transactions                1,894,487               2,947,536
                                                             ---------------------------------------
TOTAL INCREASE IN NET ASSETS                                    1,241,817              19,484,131
NET ASSETS
  Beginning of period                                          66,031,782              46,547,651
                                                             ---------------------------------------
  End of period                                               $67,273,599             $66,031,782
                                                             =======================================
TRANSACTIONS IN SHARES
  Shares sold                                                     477,840                 924,315
  Shares redeemed                                                (245,094)               (495,911)
                                                             ---------------------------------------
  Net increase                                                    232,746                 428,404
                                                             =======================================

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS. 9

LIFETIME ACHIEVEMENT FUND, INC.
FINANCIAL HIGHLIGHTS



                                       FOR THE
                                   SIX MONTHS ENDED                                               FOR THE PERIOD
                                    JUNE 30, 2004             YEAR ENDED DECEMBER 31,           JULY 5, 2000(A) TO
                                     (UNAUDITED)          2003         2002         2001        DECEMBER 31, 2000
SELECTED PER SHARE DATA
  Net asset value,
    beginning of period                  $8.03             $5.97        $6.55        $8.30            $10.00
                               -----------------------------------------------------------------------------------
  Income from investment
    operations
    Net investment
      loss(b)                            (0.05)            (0.05)(c)    (0.05)       (0.06)(c)         (0.01)(c)
    Net realized and
      unrealized gain
      (loss) on
      investments                        (0.02)             2.11        (0.53)       (1.53)            (1.62)
                               -----------------------------------------------------------------------------------
    Total from investment
      operations                         (0.07)             2.06        (0.58)       (1.59)            (1.63)
                               -----------------------------------------------------------------------------------
    Less distributions
      from realized gains                  -                 -            -          (0.16)            (0.07)
                               -----------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                               $7.96             $8.03        $5.97        $6.55             $8.30
                               ===================================================================================
  Total return(d)                        (0.87)%(e)        34.51%       (8.85)%     (19.22)%          (16.25)%(e)
RATIOS AND SUPPLEMENTAL
  DATA
  Net assets, end of
    period (in thousands)              $67,274           $66,032      $46,548      $52,397           $47,914
  Ratio of expenses to
    average net assets(b)
    With expense
      reimbursement and
      service fee                         1.55%(f,j)        1.76%(g)     1.51%(h)     1.50%             1.50%(i,j)
    Without expense
      reimbursement and
      service fee                         1.55%(f,j)        1.86%        1.51%(h)     1.64%             1.98%(i,j)
  Ratio of net investment
    loss to average net
    assets(c)                            (1.28)%(j)        (0.73)%      (0.75)%      (0.84)%           (0.46)%(j)
  Portfolio turnover rate                    2%(e)             3%          35%          24%                1%(e)

(a) Commencement of operations.
(b) Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund's expense ratio.
(c) Net investment loss is net of expenses reimbursed by the Manager.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e) Not annualized.
(f) The ratio of expenses to average net assets, excluding interest expense and costs of Fund borrowings was 1.43%.
(g) The ratio of expenses to average net assets, excluding interest expense and costs of Fund borrowings was 1.50%.
(h) The ratio of expenses to average net assets, excluding interest expense and costs of Fund borrowings was 1.47%.
(i) The ratio of expenses to average net assets, excluding interest expense and costs of Fund borrowings was 1.60%.
(j) Annualized.

 10         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)


June 30, 2004


Lifetime Achievement Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in mutual funds ("Other Funds").

Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in mutual funds are valued at the net asset value of each Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the NASDAQ Official Closing Price; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by Manarin Investment Counsel, Ltd. (the "Manager"), under the direction of the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2004, the interest rate was 0.26%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

For the year ended December 31, 2003, the Fund had a federal income tax capital loss carryforward of $9,433,800. The federal income tax capital loss carryforward expires as follows: $3,507,277 in 2009 and $5,926,523 in 2010. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Dividends from net investment income (including income derived from dividends issued in cash by Other Funds), if any, of the Fund, are distributed to shareholders at least annually in the December calendar quarter. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities, including shares of Other Funds, by the Fund, also are distributed at least annually in the December calendar quarter.

The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 2003, reclassifications were recorded to decrease paid-in-capital by $365,128, increase undistributed net investment income by $386,457 and increase undistributed net realized loss by $21,329.

At June 30, 2004, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments                                   $ 68,900,161
                                                      ============
Gross Unrealized Appreciation                         $ 15,594,619
Gross Unrealized (Depreciation)                        (13,816,864)
                                                      ------------
Net Unrealized Appreciation (Depreciation) on
  Investments                                         $  1,777,755
                                                      ============

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income                          $        --
Undistributed Long-Term Capital Gains                           --
                                                       -----------
Accumulated Earnings                                            --
Accumulated Capital and Other Losses                    (9,433,800)
Unrealized Appreciation                                  1,901,677
                                                       -----------
Total Accumulated Earnings (Deficit)                   $(7,532,173)
                                                       ===========

2. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. RELATED PARTY

The Manager is the Investment Adviser of the Fund. For its services, the Manager receives a fee at an annual rate of 0.75% of the Fund's average daily net assets. The Manager voluntarily agreed to limit the Fund's total operating expenses, exclusive of interest expense and cost of Fund borrowings, to an annual rate of 1.50% for the fiscal year ending December 31, 2004. The Manager may terminate the expense limit at any time. For the six months ended June 30, 2004, the Manager made no reimbursements to the Fund.

The Fund paid $1,000 to unaffiliated directors during the six months ended June 30, 2004. No compensation is paid to any Director or officer who is affiliated with the Manager.

4. PURCHASES AND SALES OF SECURITIES

The Fund's cost of purchases and proceeds from sales of mutual funds and securities, other than short-term securities, were

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- (continued)
(Unaudited)


June 30, 2004


$2,330,010 and $1,145,912, respectively, for the six months ended June 30, 2004.

5. SERVICE AND DISTRIBUTION PLAN

A distribution plan was adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay the Distributor (Manarin Securities Corporation) a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis. For the six months ended June 30, 2004, payments totaling $80,898 have been made to Manarin Securities Corporation, an affiliate of the Adviser, under the distribution plan.

6. LOAN AND PLEDGE AGREEMENT

On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the "Loan Agreement") with Custodial Trust Company, a subsidiary of Bear Stearns Securities Corp. The Fund is permitted to borrow up to the lesser of 30% of the Fund's total assets, or the maximum amount permitted subject to the Fund's investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least twice the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the six months ended June 30, 2004, borrowings under the Loan Agreement were as follows:

                                                      MAXIMUM
                                                       AMOUNT
 WEIGHTED     WEIGHTED                                BORROWED
 AVERAGE      AVERAGE       NUMBER       INTEREST      DURING
 INTEREST       LOAN        OF DAYS      EXPENSE        THE
   RATE       BALANCE     OUTSTANDING    INCURRED       YEAR
  2.40%      $3,462,593       182        $ 41,255    $5,056,000

7. SECURITIES LENDING

On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the "Securities Lending Agreement") with Bear Stearns Securities Corp. (the "Lending Agent"). The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan daily. The Fund may invest the collateral at its discretion, subject to the Fund's normal investment objectives and restrictions.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

At June 30, 2004, the Fund had no securities on loan. For the six months ended June 30, 2004, the Fund had no lending income.

PROXY VOTING POLICIES

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request by calling 1-800-397-1167 and on the SEC's website. Information regarding how the Fund voted proxies during the period ending June 30, 2004 will be filed by August 31, 2004 on Form N-PX. The proxy voting information for each 12 month period ending June 30 thereafter will also be filed with the SEC on Form N-PX. Such information when filed is available without charge upon request by calling the Fund's toll free number and on the SEC's website.

                               BOARD OF DIRECTORS

                                 David C. Coker
                               Roland R. Manarin
                                   Lee Rohlfs
                                 Dr. Bodo Treu
                                Jerry Vincentini

                                    OFFICERS

               Roland R. Manarin, Chairman, President, Treasurer
                        Aron Huddleston, Vice President
                            Deborah Koch, Secretary

                                 LEGAL COUNSEL

                  Cline, Williams, Wright, Johnson & Oldfather
                               Lincoln, Nebraska

                                   CUSTODIAN

                                 UMB Bank, n.a.
                             Kansas City, Missouri

               ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

                            UMB Fund Services, Inc.
                            803 West Michigan Street
                           Milwaukee, Wisconsin 53233

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP
                           100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                  DISTRIBUTOR

                         Manarin Securities Corporation
                        15858 West Dodge Road, Suite 310
                             Omaha, Nebraska 68118
                                  402-330-1166

                               INVESTMENT MANAGER

                        Manarin Investment Counsel, Ltd.
                        15858 West Dodge Road, Suite 310
                             Omaha, Nebraska 68118
                                  402-330-1166

ITEM 2.  CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments in securities in unaffiliated issuers is included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The Principal Executive and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

(a)  Not applicable to semi-annual reports.

(b) Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

/s/ Roland R. Manarin
---------------------
Roland R. Manarin
Principal Executive Officer and Principal Financial Officer
August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Roland R. Manarin
---------------------
Roland R. Manarin
Principal Executive Officer and Principal Financial Officer
August 26, 2004